EXHIBIT 10.29

SECOND AMENDMENT TO PROMISSORY NOTE

Promissory Note dated April 29, 1992, executed by POPE RESOURCES, a Delaware Limited Partnership, in favor of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, in the face amount of $16,000,000.00, first amended May 25, 1993, is hereby further amended as set forth herein.

1.             Section 2 is amended so as to add thereto the following:

Anything to the contrary in this Note, as amended, notwithstanding:

A.                                   Provided, that the total timber harvested from the Property in calendar year 1995 does not exceed 16,500 MBF, no principal payment on the Note related to excess harvesting shall be due as a result of said 1995 harvest.

B.                                     The volume of timber harvested from the Property in calendar year 1996, without incurring any liability for a principal payment, is set at 14,000 MBF.

2.             NOTICE TO BORROWER:  THIS NOTE PROVIDES FOR A PREPAYMENT PREMIUM THAT WILL BE DUE IF PAYMENTS IN A SPECIFIED AMOUNT ARE NOT MADE IN ADVANCE OF THE TIME OR IN EXCESS OF THE AMOUNTS SPECIFIED IN THIS NOTE, EXCEPT AS MAY BE OTHERWISE PROVIDED HEREINABOVE.

3.             As amended, the said Note is ratified and confirmed.

4.             This Amendment shall be effective as of January 1, 1995.

5.             The executed original hereof shall be physically attached to the executed original of said Note.

DATED this 19th day of December, 1995.

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP, having a principal place of business at Poulsbo, Washington

ATTEST:		By:	POPE MGP, INC., Managing General Partner

By:	/s/ Thomas Griffin		By:	/s/ G. H. Folquet, President
	Thomas A. Griffin, Treasurer			George H. Folquet, President

APPROVED AND AGREED TO this 19th day of December, 1995.			JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
			By:	/s/ Ken Hines, Jr.
Its: Ken Hines, Jr.
Title: Senior Investment Officer

THIRD AMENDMENT TO TIMBERLAND DEED OF TRUST
AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS
(STATE OF WASHINGTON)

This amends Timberland Deed of Trust and Security Agreement with Assignment of Rents, dated and recorded April 29, 1992, in Volume 271, pages 237-332, Records of Jefferson County, Washington; first amended May 13, 1992 by Amendment recorded August 26, 1992, in Volume 385, pages 204-206, records of Jefferson County, Washington; and amended May 25, 1993 by Second Amendment recorded June 14, 1993, in Volume      , pages      , records of Jefferson County, Washington.

1.             Section 1.18(A) is amended so as to add the following:

Anything to the contrary in this Deed of Trust notwithstanding:

A.                                   Provided, that the total timber harvested from the Property in calendar year 1995 does not exceed 16,500 MBF, no principal payment on the Note related to excess harvesting shall be due as a result of said 1995 harvest.

B.                                     The volume of timber harvested from the Property in calendar year 1996, without incurring any liability for a principal payment, is set at 14,000 MBF.

2.             As amended and supplemented hereby, the Deed of Trust and the first and second amendments thereto are ratified and confirmed.

3.             The effective date of this Amendment shall be January 1, 1995.

DATED:  December 19, 1995.

POPE RESOURCES, A Delaware Limited Partnership

By:	POPE MGP, INC.

By:	/s/ G. H. Folquet
George Folquet, President

ATTEST:	/s/ Thomas M. Ringo
Thomas Ringo,
Vice President — Finance

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Ken Hines, Jr.
Ken Hines, Jr.
Its: Senior Investment Officer

STATE OF WASHINGTON	)
) ss.
COUNTY OF KITSAP	)

On this 19th day of December, 1995, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared George H. Folquet and Thomas Ringo, to me known to be the President and Vice President, respectively, of Pope MGP, Inc., the corporation that executed the foregoing instrument as Managing General Partner of Pope Resources, A Delaware Limited Partnership, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation on behalf of said Pope Resources, A Delaware Limited Partnership, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument.

Witness my hand and official seal hereto affixed the day and year first above written.

/s/ Jacqueline McClurg
NOTARY PUBLIC IN AND FOR THE STATE OF WASHINGTON
residing at Silverdale, Washington
My appointment expires 10-14-98

THE COMMONWEALTH OF MASSACHUSETTS	)
) ss.
County of Suffolk	)

On this 20th day of December, 1995, before me, the undersigned, a Notary Public in and for the said Commonwealth, residing therein, duly commissioned and sworn, personally appeared Ken Hines, Jr., to me personally known who by me duly sworn, did say that he is a Senior Investment Officer of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and as the free act and deed of said corporation, for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in said County the day and year in this certificate first above written.

/s/ Mary (Unreadable)
NOTARY PUBLIC IN AND FOR SAID COMMONWEALTH

My appointment expires February 13, 1998